UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36589	74-2781950
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5420 LBJ Freeway, Lockbox #25,

Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

(214) 661-7488

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. (the “Company”) was held on June 9, 2025. Matters submitted to the stockholders of the Company entitled to vote at the Annual Meeting (the “Stockholders”) and voted upon at the Annual Meeting, which are more fully described in the Company's proxy statement, filed with the Securities and Exchange Commission on April 29, 2025, were: (1) the election of four directors to serve until the 2026 Annual Meeting of Stockholders of the Company, (2) the ratification of the Company’s selection of Bodwell Vasek Wells DeSimone LLP as independent certified public accountants for the fiscal year ending December 31, 2025; and (3) the approval of amendments to the Company’s Amended and Restated Articles of Incorporation to effect a 1 for 1,000 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s restated articles of incorporation to effect a 1,000 for 1 forward stock split of the Company Common Stock (the “Reverse / Forward Stock Split Proposal”).

On April 22, 2025, the record date for the Annual Meeting, there were 4,919,844 shares of Common Stock issued, outstanding and entitled to vote. Stockholders holding 3,723,041 shares were present at the meeting, in person or represented by proxy, constituting a quorum.

PROPOSAL 1: Election of Directors

Each of the director nominees set forth below was elected to hold office until their respective successor is duly elected and qualified or until their earlier death, resignation or removal. The table below shows the number votes cast for, against, or withheld or abstaining. There were 215,045 broker non-votes for the proposal regarding the election of the four directors to serve until the 2026 Annual Meeting of Stockholders of the Company.

Name of Director Nominee	For	Abstain or Withheld
Mark E. Schwarz	3,507,019	1,533
Mark E. Pape	3,507,019	1,533
Aimee J. Nelson	3,507,323	1,229
James A. Dvorak	3,507,019	1,533

PROPOSAL 2: Ratification of Selection of Independent Auditors

Shareholders also ratified the selection of Bodwell Vasek Wells DeSimone LLP as independent certified public accountants for the fiscal year ending December 31, 2025. At the Annual Meeting, 3,722,523 shares were voted in favor of ratifying the selection; 216 shares were voted against ratifying the selection; and 302 shares abstained from voting on ratifying the selection. There were no broker non-votes for the proposal regarding the ratification of our independent public accountants.

PROPOSAL 3: Approval of Reverse / Forward Stock Split

Shareholders also were asked to approve the amendments to the Company’s Amended and Restated Articles of Incorporation to effect a 1 for 1,000 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s restated articles of incorporation to effect a 1,000 for 1 forward stock split of the Company Common Stock (the “Reverse / Forward Stock Split Proposal”).  At the Annual Meeting, 3,665,222 shares were voted in favor of the Reverse / Forward Stock Split Proposal; 57,685 shares were voted against the Reverse / Forward Stock Split Proposal; and 134 shares abstained from voting on the Reverse / Forward Stock Split Proposal. There were no broker non-votes for the proposal regarding the Reverse / Forward Stock Split Proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILHELMINA INTERNATIONAL, INC.

Date: June 11, 2025	By:	/s/ Gaurav Pahwa
Gaurav Pahwa
Chief Financial Officer

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